This AMENDMENT NO. 9, dated as of August 8, 2007 (this “Amendment”) to the Amended and Restated Receivables Transfer Agreement dated as of August 16, 2002, as originally dated October 17, 2001, and as amended through and including the date hereof in accordance with its terms (the “Receivables Transfer Agreement”), by and among TYSON RECEIVABLES CORPORATION, a Delaware corporation, as transferor (in such capacity, the “Transferor”), TYSON FOODS, INC., a Delaware corporation, individually (“Tyson”), as collection agent (in such capacity, the “Collection Agent”) and as guarantor under the Limited Guaranty set forth in Article IX thereto (in such capacity, the “Guarantor”), the several commercial paper conduits parties thereto and their respective permitted successors and assigns (the “CP Conduit Purchasers”, each, individually, a “CP Conduit Purchaser”), the several financial institutions parties thereto as “Committed Purchasers” and their respective permitted successors and assigns (the “Committed Purchasers”, each, individually, a “Committed Purchaser”), the agent bank of each CP Conduit Purchaser and Committed Purchaser and its permitted successor and assign (the “Funding Agent” with respect to such CP Conduit Purchaser and Committed Purchaser), and JPMorgan Chase Bank, N.A., a New York state banking corporation (“JPMorgan”), as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the parties hereto have previously entered into the Receivables Transfer Agreement;

WHEREAS, the parties wish to extend the Facility A Commitment Expiry Date from August 8, 2007 to August 6, 2008;

WHEREAS, the parties wish to extend one component of the Facility B Commitment Expiry Date from August 8, 2009 to August 6, 2010;

WHEREAS, the parties to the Receivables Transfer Agreement wish to amend the Receivables Transfer Agreement pursuant to Section 10.02 of the Receivables Transfer Agreement, subject to the terms and conditions set forth herein;

NOW THEREFORE, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto consent and agree as follows:

AGREEMENTS

SECTION 1. Definitions. Unless otherwise defined in this Amendment, all defined terms used in this Amendment, including the Recitals hereto, shall have the meanings ascribed to such terms in the Receivables Transfer Agreement.

SECTION 2. Amendments to Definitions.

(a) The definition of “C” is the definition of Dilution Reserve Ratio set forth in Schedule A to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“C = (i) 2.0 or (ii) following a downgrade of Tyson’s Index Rating below BB+ or Ba1, respectively, by either S&P or Moody’s, 2.25;”

(b) The definition of Facility A Commitment Expiry Date set forth in Schedule A to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“’Facility A Commitment Expiry Date’ shall initially mean with respect to each Committed Purchaser, August 6, 2008, as extended from time to time with respect to such Committed Purchasers pursuant to Section 2.26 of the Receivables Transfer Agreement.”

(c) Clause (a) of the definition of Facility B Commitment Expiry Date set forth in Schedule A to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“(a) August 6, 2010;”

(d) The definition of “A” in the definition of Loss Reserve Ratio set forth in Schedule A to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“A = (i) 2.0 or (ii) following a downgrade of Tyson’s Index Rating below BB+ or Ba1, respectively, by either S&P or Moody’s, 2.25;”

(e) The following new definition is hereby added to Schedule A to the Receivables Transfer Agreement in alphabetical order:

“‘Index Rating’ means , as to either S&P or Moody’s, the rating of such rating agency at the time in effect for the credit facility established by the Five-Year Credit Agreement or, if no such rating shall be in effect, the rating of such rating agency at the time in effect for Tyson’s senior, unsecured, non-credit enhanced indebtedness for borrowed money.”

SECTION 3. Amendment to Section 7.01(m). Section 7.01(m) of the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

“(m) Tyson’s Index Rating is BB- or Ba3 or lower or Tyson is not rated by S&P or Moody’s, respectively; or”

SECTION 4. Waiver. (a) Solely for the purposes of this Amendment, in connection with the extension of the Facility A Commitment Expiry Date, (i) each Committed Purchaser hereby waives the 60 days prior notice requirement applicable to the Transferor as set forth in Section 2.26 of the Receivables Transfer Agreement and (ii) the Transferor, the Administrative Agent and each CP Conduit Purchaser hereby waive the 30 days prior notice requirement applicable to each Committed Purchaser set forth in such section.

(b) The waiver provided for in this Section 4 shall commence on the effectiveness of this Amendment, and except in this instance, but at all times thereafter the Receivables Transfer Agreement shall apply in all respects, and the parties to the Receivables Transfer Agreement shall have all rights and remedies, as if such waiver had never been granted.

SECTION 5. Acknowledgment of Guarantor. The Guarantor hereby acknowledges receipt of and notice of, and consents to the terms of, this Amendment.

SECTION 6. Representations and Warranties. The Transferor represents and warrants to the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the Committed Purchasers that its representations and warranties set forth in Section 3.01 of the Receivables Transfer Agreement are true and correct in all material respects, in each case as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respect as of such earlier date). Such representations and warranties shall be deemed to have been made under the Receivables Transfer Agreement.

SECTION 7. Counterparts;  Conditions to Effectiveness. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment will be effective on the date (the “Effective Date”) when:

(i) executed counterparts of this Amendment and the Amended and Restated Fee Letter, between the Transferor, Tyson and the Administrative Agent (the “Amended and Restated Fee Letter”), are delivered by each party hereto to the Administrative Agent;

(ii) the Transferor shall have paid to each Committed Purchaser any fee then due and payable to each Committed Purchaser under the Amended and Restated Fee Letter;

(iii) the Rating Agencies shall have provided the Rating Confirmations in accordance with Section 2.26 of the Receivables Transfer Agreement; and

(iv) the Administrative Agent has received such other documents, instruments, certificates and opinions as the Administrative Agent or any Funding Agent shall reasonably request.

SECTION 8. Agreement in Full Force and Effect. Except as expressly amended hereby, the Receivables Transfer Agreement will continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date of the effectiveness hereof, any reference to the Receivables Transfer Agreement will mean the Receivables Transfer Agreement as amended by this Amendment.

SECTION 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TYSON RECEIVABLES CORPORATION
As Transferor

By:	/s/ Dennis Leatherby
Name:	Dennis Leatherby
Title:	SVP Finance and Treasurer

TYSON FOODS, INC. individually, as
Collection Agent and Guarantor

By:	/s/ Dennis Leatherby
Name:	Dennis Leatherby
Title:	SVP Finance and Treasurer

JPMORGAN CHASE BANK, N.A.
(formerly known as The Chase Manhattan
Bank), as Administrative Agent

By:	/s/ Cathleen Dettling
Name:	Cathleen D. Dettling
Title:	Vice President

PARK AVENUE RECEIVABLES
COMPANY, LLC, as CP Conduit Purchaser

By:	JPMORGAN CHASE BANK, N.A., its
attorney-in-fact

By:	/s/ Cathleen Dettling
Name:	Cathleen D. Dettling
Title:	Vice President

JPMORGAN CHASE BANK, N.A.
(formerly known as The Chase Manhattan
Bank), as Committed Purchaser for Park
Avenue Receivables Company, LLC

By:	/s/ Cathleen Dettling
Name:	Cathleen D. Dettling
Title:	Vice President

JPMORGAN CHASE BANK, N.A.
(formerly known as The Chase Manhattan
Bank), as Funding Agent for Park Avenue
Receivables Company, LLC

By:	/s/ Cathleen Dettling
Name:	Cathleen D. Dettling
Title:	Vice President

THREE PILLARS FUNDING LLC, as CP
Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

SUNTRUST BANK, as Committed
Purchaser for Three Pillars Funding LLC

By:	/s/ Hugh E. Brown
Name:	Hugh E. Brown
Title:	Director

SUNTRUST ROBINSON HUMPHREY,
INC., as Funding Agent for Three Pillars
Funding LLC

By:	/s/ Michael G. Maza
Name:	Michael G. Maza
Title:	Managing Director

NIEUW AMSTERDAM RECEIVABLES
CORPORATION, as CP Conduit Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK INTERNATIONAL", NEW
YORK BRANCH, as Committed Purchaser
for Nieuw Amsterdam Receivables
Corporation

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Vice President

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK INTERNATIONAL", NEW
YORK BRANCH, as Funding Agent for
Nieuw Amsterdam Receivables Corporation

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Vice President